                                                                    EXHIBIT 10.1

           FIFTH MODIFICATION TO BUSINESS LOAN AND SECURITY AGREEMENT

        THIS FIFTH MODIFICATION TO BUSINESS LOAN AND SECURITY AGREEMENT (this "Modification") is made as of the 27th day of June, 1997, by and among (i) NATIONSBANK, N.A., a national banking association ("NationsBank"), having offices at 8300 Greensboro Drive, Suite 550, McLean, Virginia 22102; (ii) FLEET CAPITAL CORPORATION, a Rhode Island corporation ("Fleet"), having offices at 300 Galleria Parkway Northwest, Suite 800, Atlanta, Georgia 30339; (iii) SIGNET BANK, a Virginia banking corporation ("Signet"), having offices at 7799 Leesburg Pike, Falls Church, Virginia 22043; and (iv) BTG, INC., a Virginia corporation ("BTG"); ADVANCED COMPUTER TECHNOLOGY, INC., a Delaware corporation ("ACTECH"); BDS, INC., a Virginia corporation ("BDS"); DELTA RESEARCH CORPORATION, a Virginia corporation ("DELTA"); BTG PRODUCTS, INC., a Virginia corporation ("BTGPRO"); CONCEPT AUTOMATION, INC. OF AMERICA, a Virginia corporation ("CAI"); CONCEPT AUTOMATION SERVICES, INC., a Virginia corporation ("CAS") and NATIONS, INC., a New Jersey corporation ("NINC"); all having principal offices at 3877 Fairfax Ridge Road, 4B, Fairfax, Virginia 22030-7448. For purposes hereof, (a) NationsBank (acting in its capacity as agent for the Lenders) is referred to herein as the "Agent"; (b) NationsBank (acting on its own behalf as a Lender), Fleet and Signet and each other person or entity hereafter becoming a "Lender" pursuant to the Loan Agreement (as defined in Exhibit A hereto) are hereinafter referred to individually as a "Lender" and collectively as the "Lenders"; and (c) BTG, ACTECH, BDS, DELTA, BTGPRO, CAI, CAS, NINC and each other person or entity hereafter executing a "Joinder Agreement" pursuant to the Loan Agreement are hereinafter referred to individually as a "Borrower" and collectively as the "Borrowers". Capitalized terms used, but not defined, in this Modification shall have the meanings attributed to such terms in the Loan Agreement.

                         W I T N E S S E T H   T H A T:

        WHEREAS, pursuant to the terms and conditions of the Loan Agreement, the Borrowers obtained a loan (the "Loan") from the Lenders in the aggregate maximum principal amount of Eight-five Million and No/100 Dollars ($85,000,000.00), currently evidenced by three (3) separate Revolving Promissory Notes (as defined in Exhibit A), in the aggregate maximum principal amount of Eight-five Million and No/100 Dollars ($85,000,000.00), and secured by, among other things, certain collateral more fully described in Article III, Section 1 of the Loan Agreement; and

        WHEREAS, the Borrowers and the Lenders have agreed, subject to the terms and conditions set forth herein, to (i) modify the definition of Interest Period; (ii) modify the Additional Libor Percentage; (iii) decrease the Borrowers' Tangible Net Worth requirements; (iv) modify the limitation on the amount of investments and/or capital expenditures which the Borrowers are permitted to make or expend during the fiscal year ending March 31, 1998; (v) modify the Borrowers' Leverage Ratio requirements; (vi) modify the Borrowers' Fixed Charge Coverage ratio requirements; (vii) increase the maximum amount of Eligible Unbilled Costs which may be used in the calculation of the Maximum Borrowing Base; (viii) modify the form Request for Advance and Certification attached to the Loan Agreement as Exhibit 4; (ix) modify the form Borrowing Base Certificate attached to the Loan Agreement as
Exhibit 5; and (x) increase the number of Libor segments which may be outstanding at any time.

              NOW THEREFORE, for Ten Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

              1. The foregoing recitals are hereby incorporated herein by this reference and made a part hereof, with the same force and effect as if fully set forth herein.

              2. The definition of "Interest Period" set forth in the "Certain Definitions" section of the Loan Agreement is hereby deleted in its entirety and the following substituted in lieu thereof:

                      "INTEREST PERIOD" means as to any Loan proceeds for which the Borrowers have elected LIBOR based interest in accordance with this Agreement, the period commencing on and including the date such LIBOR election is effective (or the effective date of the Borrowers' election to convert any portion of the Loan to a LIBOR interest basis in accordance with the provisions of this Agreement) and ending on and including the day which is between 15 and 180 days, as available, and as selected by the Borrowers in accordance with the provisions of this Agreement; provided, however, that: (i) the first day of any Interest Period shall be a Business Day; (ii) if any Interest Period would end on a day that would not be a Business day, such Interest Period shall be extended to the next succeeding Business Day; and (iii) no Interest Period shall extend beyond the maturity date of the Loan."

              3. Subsection (iv) of Section 3(a) of Article I of the Loan Agreement is hereby deleted in its entirety and the following substituted in lieu thereof:

                      "the lesser of (x) fifty percent (50%) of the Borrower's Eligible Unbilled Costs; or (y) Five Million Dollars ($5,000,000)."





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              4.      The Tangible Net Worth Covenant set forth in Section 15
of Article VI of the Loan Agreement is hereby deleted in its entirety and the following substituted in lieu thereof:

                      "Tangible Net Worth. The Borrowers will maintain on a consolidated basis at all times during the following periods, Tangible Net Worth of not less than the following amounts:

                                                                      Required Tangible
                               Periods                                    Net Worth
                               -------                                    ---------
                      From 06/30/97 through 09/29/97                     $36,500,000
                      From 09/30/97 through 12/30/97                     $39,500,000
                      From 12/31/97 through 03/30/98                     $42,500,000
                      From 03/31/98 through the Maturity Date            $43,700,000

                      For purposes of this Agreement, "Tangible Net Worth" shall mean all capital stock, paid in capital and retained earnings, less all Treasury stock, amounts due from officers, directors, stockholders and members of their immediate families, amounts due from affiliates (to the extent that such amounts are part of the Borrowers' consolidated net worth), investments in non-marketable securities, notes receivable of affiliated companies (to the extent that such amounts are part of the Borrowers' consolidated net worth), leasehold improvements, goodwill, non-competition agreements, capitalized organization and development costs, capitalized expenses, loan costs, patents, trademarks, copyrights, franchises, licenses and other intangible assets."

              5. Section 10 of Article VII of the Loan Agreement is hereby deleted in its entirety and the following substituted in lieu thereof:

                      "CAPITAL EXPENDITURES. On a consolidated basis, make any investment or capital expenditure including, but not limited to, expenditures for leasehold improvements or the acquisition of the assets of any other firm, person, company, corporation or enterprise, in excess of One Million Eight Hundred Thousand Dollars ($1,800,000) during the Borrowers' fiscal year ending March 31, 1998, and during any fiscal year thereafter; and"

              6. Sections 17(b) and 17(c) of Article VI of the Loan Agreement are hereby deleted in their entireties and the following substituted in lieu thereof:





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                      "(b)   Maintenance of Leverage Ratio.  The Company shall
                      not permit the ratio of (i) Consolidated Total Indebtedness as of each date set forth below to (ii) Consolidated EBITDA of the Company for the four consecutive fiscal quarters of the Company ended on such date to exceed the corresponding amount set forth opposite such date:

                      Fiscal Quarter Ended                                  Ratio
                      --------------------                                  -----
                      June 30, 1997                                      4.8 to 1.0
                      September 30, 1997                                 4.9 to 1.0
                      December 31, 1997                                  5.3 to 1.0
                      March 31, 1998 and the last day
                      of any subsequent fiscal quarter
                      of the Company                                     4.0 to 1.0

                 (c) Maintenance of Fixed Charge Coverage. The Company shall not permit the ratio of (i) Consolidated EBITDA of the Company, to (ii) Consolidated Fixed Charges, measured as of each date set forth below for the period of four consecutive full fiscal quarters of the Company ended on such date, to be less than the ratio set forth opposite such date:


                      Fiscal Quarter Ended                                       Ratio
                      --------------------                                       -----
                      June 30, 1997                                           1.2 to 1.0
                      September 30, 1997                                      1.3 to 1.0
                      December 31, 1997 and the last day
                      of any subsequent fiscal quarter of the Company"        1.4 to 1.0

              7. The form Request for Advance and Certification attached to the Loan Agreement as Exhibit 4 is hereby deleted in its entirety and the form Request for Advance and Certification attached hereto as "Exhibit 4" substituted in lieu thereof.

              8. The form Borrowing Base Certificate attached to the Loan Agreement as Exhibit 5 is hereby deleted in its entirety, and the form Borrowing Base Certificate attached hereto as "Exhibit 5" substituted in lieu thereof.

              9.      The "ADDITIONAL LIBOR PERCENTAGE" provision set forth in
Exhibit 7 attached to the Loan Agreement is hereby deleted in its entirety and the following substituted in lieu thereof:





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                          "ADDITIONAL LIBOR PERCENTAGE

                      The term Additional Libor Percentage shall mean one and three-quarters percent (1.75%)."

              10. Section B of Exhibit 7 attached to the Loan Agreement is hereby deleted in its entirety and the following substituted in lieu thereof:

                      "B. No more than five (5) different LIBOR funding segments may be outstanding at any time;"

              11. Each Borrower hereby acknowledges, agrees, represents and warrants that (i) there are no set-offs or defenses against the Notes, the Loan Agreement or any other Loan Document; (ii) except as specifically amended hereby, all of the terms and conditions of the Notes, the Loan Agreement and the other Loan Documents shall remain unmodified and in full force and effect;
(iii) the Notes, the Loan Agreement and the other Loan Documents (as modified hereby) are hereby expressly approved, ratified and confirmed; and (iv) the execution, delivery and performance by each Borrower of this Modification (a) is within its corporate powers, (b) has been duly authorized by all necessary corporate action, and (c) does not require the consent or approval of any other person or entity.

              12. Concurrent with the execution of this Modification, the Borrowers shall pay all of the Agent's costs and expenses associated with this Modification and the transactions referenced herein or contemplated hereby, including, without limitation, the Agent's reasonable legal fees and expenses.

              13. This Modification shall be governed by the laws of the Commonwealth of Virginia and shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

              14. This Modification may be executed in any number of counterparts, each of which shall be deemed an original and all of which together shall be deemed one and the same instrument.

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              IN WITNESS WHEREOF, the undersigned have signed, sealed and delivered this Modification on the day and year first above written.

                                                BORROWERS:
                                                ---------

[Corporate Seal]                                BTG, INC.,
ATTEST:                                         a Virginia corporation

/s/ MARILYNN D. BERSOFF                         By: /s/ EDWARD H. BERSOFF
--------------------------                         ----------------------
Name: Marilynn D. Bersoff                       Name: Edward H. Bersoff
Title: Secretary                                Title: President and CEO

[Corporate Seal]                                ADVANCED COMPUTER
ATTEST:                                         TECHNOLOGY, INC., a Delaware
                                                corporation

/s/ MARILYNN D. BERSOFF                         By: /s/ EDWARD H. BERSOFF
--------------------------                         ----------------------
Name: Marilynn D. Bersoff                       Name: Edward H. Bersoff
Title: Secretary                                Title: President and CEO

[Corporate Seal]                                BDS, INC.,
ATTEST:                                         a Virginia corporation

/s/ MARILYNN D. BERSOFF                         By: /s/ EDWARD H. BERSOFF
--------------------------                         ----------------------
Name: Marilynn D. Bersoff                       Name: Edward H. Bersoff
Title: Secretary                                Title: CEO

[Corporate Seal]                                DELTA RESEARCH CORPORATION,
ATTEST:                                         a Virginia corporation

/s/ MARILYNN D. BERSOFF                         By: /s/ EDWARD H. BERSOFF
--------------------------                         ----------------------
Name: Marilynn D. Bersoff                       Name: Edward H. Bersoff
Title: Secretary                                Title: CEO

[Corporate Seal]                                BTG PRODUCTS, INC.,
ATTEST:                                         a Virginia corporation

/s/ MARILYNN D. BERSOFF                         By: /s/ EDWARD H. BERSOFF
--------------------------                         ----------------------
Name: Marilynn D. Bersoff                       Name: Edward H. Bersoff
Title: Secretary                                Title: CEO

                    [Signatures Continue on Following Page]





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
[Corporate Seal]                                CONCEPT AUTOMATION, INC. OF
ATTEST:                                         AMERICA, a Virginia corporation

/s/ MARILYNN D. BERSOFF                         By: /s/ EDWARD H. BERSOFF
--------------------------                         ----------------------
Name: Marilynn D. Bersoff                       Name: Edward H. Bersoff
Title: Secretary                                Title: CEO

[Corporate Seal]                                CONCEPT AUTOMATION SERVICES,
ATTEST:                                         INC., a Virginia corporation

/s/ MARILYNN D. BERSOFF                         By: /s/ EDWARD H. BERSOFF
--------------------------                         ----------------------
Name: Marilynn D. Bersoff                       Name: Edward H. Bersoff
Title: Secretary                                Title: CEO

[Corporate Seal]                                NATIONS, INC., a New Jersey corporation
ATTEST:
/s/ MARILYNN D. BERSOFF                         By: /s/ EDWARD H. BERSOFF
--------------------------                         ----------------------
Name: Marilynn D. Bersoff                       Name: Edward H. Bersoff
Title: Secretary                                Title: CEO


                                                AGENT:
                                                ------

                                                NATIONSBANK, N.A., a
                                                national banking association, acting in its
                                                capacity as Agent

                                                By: /s/ DOUGLAS T. BROWN
                                                   ----------------------
                                                Name: Douglas T. Brown
                                                Title: Vice President

                                                LENDER(S):
                                                ---------

                                                NATIONSBANK, N.A., a
                                                national banking association

                                                By: /s/ DOUGLAS T. BROWN
                                                   ----------------------
                                                Name: Douglas T. Brown
                                                Title: Vice President

                   [Signatures Continue on Following Page]





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
                                                FLEET CAPITAL CORPORATION, a
                                                Rhode Island corporation

                                                By: /s/ STUART SOLOMON
                                                   ----------------------
                                                Name: Stuart Solomon
                                                Title: Senior Vice President

                                                SIGNET BANK, a Virginia banking
                                                corporation

                                                By: /s/ R. MARK SWAAK
                                                   ----------------------
                                                Name: R. Mark Swaak
                                                Title: Assistant Vice President





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